UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2012

Double Eagle Petroleum Co.
(Exact name of registrant as specified in its charter)

Maryland	001-33571	830214692
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 Broadway, Suite 2200, Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 794-8445

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 6, 2012 Double Eagle Petroleum Co. issued a press release entitled “Double Eagle Petroleum Co. Updates 2011 Exploration and Development Projects” The press release is attached as Exhibit 99.2.

Beginning on January 9, 2012, and at other times thereafter, Double Eagle Petroleum Co. (the “Company”) intends to present or distribute a PowerPoint slide presentation entitled “Double Eagle Petroleum Co. Sidoti & Company Semi-Annual New York Microcap Conference” to various institutions, funds, and sophisticated investors. The PowerPoint slide presentation is accessible on the Company’s website at www.dble.com, and is attached as Exhibit 99.1 hereto. The Company undertakes no obligation to update, supplement or amend the materials attached as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Section 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 8.01. Other Events.

To the extent required, the information included in Item 7.01 of this Form 8-K is hereby incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1: Double Eagle Petroleum Co Sidoti & Company Semi-Annual New York Microcap Conference -

Exhibit 99.2: Press release, dated January 6, 2012, entitled “Double Eagle Petroleum Co. Updates Exploration and Development Projects”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOUBLE EAGLE PETROLEUM CO.

Date: January 6, 2012	By:	/s/ Emily Maron
	Name:	Emily Maron
	Title:	Assistant Corporate Secretary